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                                                                  EXHIBIT 23.1


                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


InfoHighway Communications Corporation
Houston, Texas


We hereby consent to the use in the Prospectus constituting a part of this Registration Statement on Amendment No. 5 to Form S-1 No. 333-82151 of our report dated May 3, 1999, relating to the financial statements of InfoHighway Communications Corporation, formerly known as OmniLynx Communications Corporation, which is contained in the Prospectus.

We also consent to the reference to us under the caption "Experts" in the Prospectus.


/s/ BDO Seidman, LLP
--------------------
BDO Seidman, LLP


Houston, Texas
October 19, 1999